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                                                                    Exhibit 10.8

                           WARRANT PURCHASE AGREEMENT

                              DATED AUGUST 29, 2000

                                     BETWEEN

                                   MCMS, INC.
                                  (THE COMPANY)

                                       AND

                THE PERSONS LISTED ON THE SCHEDULE OF PURCHASERS
                                  (PURCHASERS)
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                           WARRANT PURCHASE AGREEMENT


                  THIS WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is made as of August 29, 2000 between MCMS, INC., an Idaho corporation (the "Company"), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the "Purchasers" and individually as a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.

         WHEREAS, the Purchasers propose to lend $15,000,000 (the "Loan Amount"), to the Company pursuant to the Loan Agreement; and

         WHEREAS, in consideration of the Purchasers' entering into the Loan Agreement, the Company desires to issue to Purchasers, and the Purchasers desire to purchase from the Company warrants for an aggregate of 2,500,000 shares of Convertible Stock (the "Warrants");

         NOW THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Purchasers hereby agree as follows:

                  Section 1. Authorization and Closing.

                  1A. Purchase and Sale of the Warrants.

                      At the Closing, in consideration of the Purchasers entering into the Loan Agreement and making certain Advances thereunder, the Company shall issue warrants (the "Warrants"), in the form set forth in Exhibit B attached hereto, to each Purchaser on the dates and in the amounts and for the exercise prices set forth on the Issuance Schedule attached hereto, subject to the terms and conditions set forth herein; provided that, the Company shall only issue the Warrants only so long as any Obligation of the Company remains outstanding.

                  1B. The Closing. The closing of the separate purchases and sales of the Warrants (the "Closing") shall take place at the offices of Kirkland & Ellis, 153 East 53 Street, New York, New York at 10:00 a.m. on ________________, or at such other place or on such other date as may be mutually agreeable to the Company and each Purchaser. At the Closing, the Company shall deliver to each Purchaser instruments evidencing the Warrant to be issued to such Purchaser, payable to the order of such Purchaser or its nominee or registered in such Purchaser's or its nominee's name, respectively.

                  Section 2. Conditions of the Company's and Each Purchaser's Obligation at the Closing. The obligation of the Company to issue the Warrants and of each Purchaser to receive the Warrants at the Closing is subject to the satisfaction as of the Closing of the following conditions:
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                  2A. Representations and Warranties; Covenants. The
representations and warranties contained in Section 5 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

                  2B. Advances under Loan Agreement. Each of the Purchasers shall have made an Advance under the Loan Agreement.

                  2C. Securities Law Compliance. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Warrants pursuant to this Agreement in compliance with such laws.

                  2D. Loan Agreement. The Company and Purchasers shall have entered into the Loan Agreement, and the Loan Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

                  2E. Proceedings. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser.

                  Section 3. Covenants.

         3A. Financial Statements and Other Information. The Company shall deliver to each Purchaser (so long as such Purchaser holds any Underlying Convertible Stock):

                             (i) all the documents required to be delivered to Purchasers pursuant to Section 9 of the Loan Agreement; and

                            (ii) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or (to its knowledge) any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses.

         3B. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and


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shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

         3C. Reservation of Convertible Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Convertible Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Convertible Stock issuable upon the exercise of all outstanding Warrants. All shares of Convertible Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Convertible Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Convertible Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

         Section 4. Transfer of Restricted Securities.

         4A. General Provisions. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 4B below, any other legally available means of transfer.

         4B. Opinion Delivery. In connection with the transfer of any Restricted Securities (other than a transfer described in paragraph 4A(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 8B. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 8B.


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         4C. Rule 144A. Upon the reasonable request of any Purchaser, the
Company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

         4D. Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 8C from the certificates for such Restricted Securities.

         Section 5. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Warrants hereunder, the Company hereby represents and warrants that:

         5A. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of Idaho and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchasers' special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

         5B. Preemptive Rights. There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Warrants hereunder or the issuance of the Convertible Stock upon exercise of the Warrants. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Shareholders Agreement and the Registration Rights Agreement.

         5C. Subsidiaries; Investments. The Company does not own or hold any rights to acquire any shares of stock or any other security or interest in any other Person.

         5D. Authorization; No Breach. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Warrants, the Loan Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, have been duly authorized by the Company. This Agreement, the Warrants, the Loan Agreement and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its


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terms. The execution and delivery by the Company of this Agreement, the
Warrants, the Loan Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Warrants hereunder, the issuance of the Convertible Stock upon the issuance of Warrants hereunder, the issuance of Convertible Stock upon exercise of Warrants and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject (including, without limitation, any usury laws applicable to the Notes), or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject.

         5E. Loan Agreement. As of the Closing, all of the representations and warranties in the Loan Agreement are true and correct.

         Section 6. Representations and Warranties of Purchasers.

         6A. Purchase for Own Account. Each Purchaser represents that it is acquiring the Warrants and the equity securities issuable upon exercise of the Warrants ("Warrant Shares"), and the securities issuable upon exercise of the Warrant Shares solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

         6B. Information and Sophistication. Each Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. Each Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Each Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

         6C. Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.


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         6D. Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

                  (i) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (ii) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act or any applicable state securities laws.

                  (iii) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a shareholder or partner (or retired partner) of such Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

         6E. Accredited Investor Status. Each Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

         6F. Further Assurances. Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

         Section 7. Definitions.

         7A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

         "advance" shall have the meaning assigned to such term in the Loan Agreement.

         "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

         "Convertible Stock" shall mean the Class of Common Stock to be issued to each Purchaser upon exercise of the Warrants and as set forth on the Schedule of Purchasers.


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         "Loan Agreement" means the loan agreement and the related agreements between the Company and Purchasers dated as of the date hereof.

         "Investment" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

         "Obligations" shall have the meaning assigned to such term in the Loan Agreement.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Registration Rights Agreement" means that registration rights agreement dated February 26, 1998 by and among the Company and Cornerstone Equity Investors IV, L.P., MEI California, Inc., Randolph Street II, BT Investment Partners, Inc., Chris Anton, Jess Asla, August Capital, L.P. for itself and as nominee for August Capital Strategic Partners, L.P. and August Capital Associates, L.P., R. Stephen Cheheyl, Finis Connor, Nicholas Keating, John McCarvel, Norman Nie, Oak VII Affiliate Fund, Limited Partnership, Oak Investment Partners VII, Limited Partnership and Robert F. Subia.

         "Restricted Securities" means (i) the Warrants issued hereunder, (ii) the Convertible Stock issued upon exercise of the Warrants and (iii) any securities issued with respect to the securities referred to in clauses (i)or
(ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 8B have been delivered by the Company in accordance with paragraph 4A(ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 8B.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.


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         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         "Shareholders Agreement" means the shareholders agreement dated February 26, 1998 by and among the Company and Cornerstone Equity Investors IV, L.P., MEI California, Inc., Randolph Street II, BT Investment Partners, Inc., Chris Anton, Jess Asla, August Capital, L.P. for itself and as nominee for August Capital Strategic Partners, L.P. and August Capital Associates, L.P., R. Stephen Cheheyl, Finis Connor, Nicholas Keating, John McCarvel, Norman Nie, Oak VII Affiliate Fund, Limited Partnership, Oak Investment Partners VII, Limited Partnership and Robert F. Subia.

         "Subsidiary" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

         "Underlying Convertible Stock" means (i) the Convertible Stock issued or issuable upon exercise of the Warrants and (ii) any Convertible Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Warrants shall be deemed to be the holder of the Underlying Convertible Stock obtainable upon exercise of the Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of the Warrants, such Underlying Convertible Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Convertible Stock hereunder. As to any particular shares of Underlying Convertible Stock, such shares shall cease to be Underlying Convertible Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any Subsidiary.

         Section 8. Miscellaneous.

         8A. Remedies. Each holder of the Warrants shall have all rights and remedies set forth in this Agreement, the Warrants and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         8B. Purchaser's Investment Representations. Each Purchaser hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for


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its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

         "The securities represented by this certificate were originally issued on , and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Warrant Purchase Agreement, dated as of August , 2000 and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

         8C. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchasers

         8D. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

         8E. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of the Warrants or Underlying Convertible Stock are also for the benefit of, and enforceable by, any permitted subsequent holder of such Warrants or such Underlying Convertible Stock.

         8F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.


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         8G. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         8H. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

         8I. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         8J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

         A) If to the Company:        MCMS, INC.
                                      16399 Franklin Road
                                      Nampa, Idaho 83687
                                      Attention: Christopher J. Anton
                                      Phone:  (208) 898-2600
                                      Facsimile:  (208) 898-2796

         with copies to:              Kirkland & Ellis
                                      153 East 53rd Street, 39th Street
                                      New York, New York 10022-4675
                                      Attention:  Frederick Tanne, Esq.
                                      Telephone:  (212) 446-4800
                                      Facsimile:  (212) 446-4900

         and:                         Cornerstone Equity Investors IV, L.P.
                                      717 Fifth Avenue, Suite 1100
                                      New York, New York 10022
                                      Attention: Michael Najjar
                                                 John A. Downer


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
                                      Telephone: (212) 753-0901
                                      Facsimile: (212) 826-6798

         and:                         Kirkland & Ellis
                                      153 East 53rd Street, 39th Street
                                      New York, New York 10022-4675
                                      Attention:  Frederick Tanne, Esq.
                                      Telephone:  (212) 446-4800
                                      Facsimile:  (212) 446-4900

         (B) if to Purchasers:        Cornerstone Equity Investors IV, L.P.
                                      717 Fifth Avenue, Suite 1100
                                      New York, New York 10022
                                      Attention: Michael Najjar
                                                 John A. Downer
                                      Telephone: (212) 753-0901
                                      Facsimile: (212) 826-6798

         with copies to:              Kirkland & Ellis
                                      153 East 53rd Street, 39th Street
                                      New York, New York 10022-4675
                                      Attention:  Frederick Tanne, Esq.
                                      Telephone:  (212) 446-4800
                                      Facsimile:  (212) 446-4900

         and:                         Bankers Trust Company
                                      One Bankers Trust Plaza
                                      New York, New York 10006
                                      Attention:  Catherine Madigan
                                      Telephone:  (212) 250-7155
                                      facsimile:  (212) 7200

         and:                         Oak Investment Partners
                                      525 University Avenue
                                      Palo Alto, CA 94301
                                      Attention: Fred Harman
                                                 Ren Riley
                                      Telephone: (650) 614-3700
                                      Facsimile: (650) 328-6345

         and:                         August Capital
                                      2480 Sand Hill Road, Suite 101
                                      Menlo Park, CA 94025
                                      Attention: Won Chung
                                                 Mark Wilson


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
                                      Telephone: (650)234-9900
                                      Facsimile: (650)234-9910

         and:                         Randolph Street Partners II
                                      c/o Kirkland and Ellis
                                      153 East 53rd Street
                                      New York, New York 10022
                                      Attention:  Frederick Tanne
                                      Facsimile:  (212) 446-4900

         and:                         Chris Anton
                                      c/o MCMS, Inc.
                                      16399 Franklin Road
                                      Nampa, Idaho 83687
                                      Facsimile: (208) 898-2796

         and:                         Jess Asla
                                      c/o MCMS, Inc.
                                      16399 Franklin Road
                                      Nampa, Idaho 83687
                                      Facsimile: (208) 898-2796

         and:                         R. Stephen Cheheyl
                                      c/o MCMS, Inc.
                                      16399 Franklin Road
                                      Nampa, Idaho 83687
                                      Facsimile: (208) 898-2796

         and:                         Nicholas Keating
                                      c/o MCMS, Inc.
                                      16399 Franklin Road
                                      Nampa, Idaho 83687
                                      Facsimile: (208) 898-2796

         and:                         Robert Subia
                                      C/o MCMS, Inc.
                                      16399 Franklin Road
                                      Nampa, Idaho 83687
                                      Facsimile: (208) 898-2796

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         8K. Consideration for Warrants. The Purchasers and the Company acknowledge and agree that for all purposes (including tax and accounting), the fair market value of the Warrants issued hereunder is $0.001. Each Purchaser and the Company shall file their respective federal, state and local tax returns in a manner which is consistent with such valuation and allocation and shall not take any contrary position with any taxing authority.

         8L. Understanding Among the Purchasers. The determination of each Purchaser to purchase the Warrants pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the other Purchasers that Cornerstone Equity Investors IV, L.P. has not acted as an agent of such Purchaser in connection with making its investment hereunder and that Cornerstone Equity Investors IV, L.P. shall not be acting as an agent of such Purchaser in connection with monitoring its investment hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                   COMPANY:

                                   MCMS, INC.


                                   By /s/ Christopher J. Anton
                                      -----------------------------------------
                                      Name:   Christopher J. Anton
                                      Title:  Chief Financial Officer


                                   PURCHASER

                                   Cornerstone Equity Investors IV, L.P.


                                   By /s/ Michael Najjar
                                      -----------------------------------------
                                      Name:   Michael Najjar
                                      Title:  Managing Director

                                   Bankers Trust Company


                                   By /s/ Patrick Dowling
                                      -----------------------------------------
                                      Name:   Patrick Dowling
                                      Title:  Vice President

MANAGING MEMBERS OF OAK           Oak Investment Partners
ASSOCIATES VII, LLC, THE
GENERAL PARTNER OF OAK
INVESTMENT PARTNERS VII,           By /s/ Fredric Harman
LIMITED PARTNERSHIP                   -----------------------------------------
                                      Name:   Fredric Harman
                                      Title:  General Partner

                                   August Capital L.P. for itself and as nominee
MANAGING MEMBER OF OAK VII         for August Capital Strategic Partners, L.P.
AFFILIATES, LLC, THE GENERAL       and August Capital Associates, L.P.
PARTNER OF OAK VII AFFILIATES
FUND, LIMITED PARTNERSHIP          August Capital


                                   By /s/ Mark Wilson
                                      -----------------------------------------
                                      Name:   Mark Wilson
                                      Title:

                                   By: August Capital Management L.L.C.
                                       Name:  August Capital Management L.L.C.
                                       Title: General Partner

                                   Randolph Street Partners II



                                   By: /s/ Frederick Tanne
                                       ------------------------
                                       Name: Frederick Tanne
                                       Title: Authorized Signatory




                                    /s/ Robert Subia
                                    ---------------------------
                                    Robert Subia



                                    /s/ Chris Anton
                                    ---------------------------
                                    Chris Anton



                                    /s/ Jess Asla
                                    ---------------------------
                                    Jess Asla



                                    /s/ Steven Cheheyl
                                    ---------------------------
                                    Steven Cheheyl



                                    /s/ Nicholas Keating
                                    ---------------------------
                                    Nicholas Keating

                             SCHEDULE OF PURCHASERS

Cornerstone Equity Investors, IV L.P.
Bankers Trust Company
Oak Investment Partners
August Capital
Robert Subia
Chris Anton
Jess Asla
Steven Cheheyl
Nicholas Keating
Randolph Street Partners II

                                ISSUANCE SCHEDULE

---------------------------------------------------------------------------------------------------------------------------------
       Name            Closing Date        First Month          Second Month            Third Month            Fourth Month
                                          Anniversary of       Anniversary of          Anniversary of         Anniversary of
                                           Closing Date         Closing Date            Closing Date           Closing Date
---------------------------------------------------------------------------------------------------------------------------------
   Cornerstone        296,028 shares      296,028 shares      296,028 shares of      296,028 shares of       296,028 shares of
      Equity            of Class B          of Class B         Class B Common          Class B Common         Class B Common
    Investors          Common Stock        Common Stock             Stock                  Stock                   Stock
---------------------------------------------------------------------------------------------------------------------------------
     Bankers          113,336 shares      113,336 shares      113,336 shares of      113,336 shares of       113,336 shares of
      Trust             of Class B          of Class B         Class B Common          Class B Common         Class B Common
     Company           Common Stock        Common Stock             Stock                  Stock                   Stock
---------------------------------------------------------------------------------------------------------------------------------
       Oak            48,845 shares       48,845 shares       48,845 shares of        48,845 shares of       48,845 shares of
    Investment          of Class A          of Class A         Class A Common          Class A Common         Class A Common
     Partners          Common Stock        Common Stock             Stock                  Stock                   Stock
---------------------------------------------------------------------------------------------------------------------------------
      August          33,333 shares       33,333 shares       33,333 shares of        33,333 shares of       33,333 shares of
     Capital            of Class A          of Class A         Class A Common          Class A Common         Class A Common
                       Common Stock        Common Stock             Stock                  Stock                   Stock
---------------------------------------------------------------------------------------------------------------------------------
   Robert Subia      1,692 shares of     1,692 shares of       1,692 shares of        1,692 shares of         1,692 shares of
                         Class A             Class A           Class A Common          Class A Common         Class A Common
                       Common Stock        Common Stock             Stock                  Stock                   Stock
---------------------------------------------------------------------------------------------------------------------------------
   Chris Anton        846 shares of       846 shares of         846 shares of       846 shares of Class        846 shares of
                         Class A             Class A           Class A Common          A Common Stock         Class A Common
                       Common Stock        Common Stock             Stock                                          Stock
---------------------------------------------------------------------------------------------------------------------------------
    Jess Asla        1,269 shares of     1,269 shares of       1,269 shares of        1,269 shares of         1,269 shares of
                         Class A             Class A           Class A Common          Class A Common         Class A Common
                       Common Stock        Common Stock             Stock                  Stock                   Stock
---------------------------------------------------------------------------------------------------------------------------------
      Steven          846 shares of       846 shares of         846 shares of       846 shares of Class        846 shares of
     Cheheyl             Class A             Class A           Class A Common          A Common Stock         Class A Common
                       Common Stock        Common Stock             Stock                                          Stock
---------------------------------------------------------------------------------------------------------------------------------
     Nicholas         423 shares of       423 shares of         423 shares of       423 shares of Class        423 shares of
     Keating             Class A             Class A           Class A Common          A Common Stock         Class A Common
                       Common Stock        Common Stock             Stock                                          Stock
---------------------------------------------------------------------------------------------------------------------------------
     Randolph        3,383 shares of     3,383 shares of       3,383 shares of        3,383 shares of         3,383 shares of
      Street             Class A             Class A           Class A Common       Class A Common Stock      Class A Common
   Partners II         Common Stock        Common Stock             Stock                                          Stock
---------------------------------------------------------------------------------------------------------------------------------

                                LIST OF EXHIBITS


Exhibit A -       [Intentionally Omitted]
Exhibit B   -     Form of Warrants

         This Warrant was originally issued on ______________, and such issuance was not registered under the Securities Act of 1933, as amended. The transfer of this Warrant and the securities obtainable upon exercise thereof is subject to the conditions on transfer specified in the Warrant Purchase Agreement, dated as of August 29, 2000 (as amended and modified from time to time), between the issuer hereof (the "Company") and the initial holder hereof, and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.


                                   MCMS, INC.

                             STOCK PURCHASE WARRANT


Date of Issuance:  ________                 Certificate No. W-_______

         FOR VALUE RECEIVED, MCMS, Inc., an Idaho corporation (the "Company"), hereby grants to _______________________ or its registered assigns (the "Registered Holder") the right to purchase from the Company _______ shares of the Company's Common Stock at a price per share of $0.001 (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant is one of several warrants (collectively, the "Warrants") issued by the Company to certain investors pursuant to the Warrant Purchase Agreement, dated as of August 29, 2000 (the "Purchase Agreement"). Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         For income tax purposes, the value of this Warrant on the date hereof is $0.001.

         This Warrant is subject to the following provisions:

         Section 1. Exercise of Warrant.

         1A. Exercise Period. The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the fifth anniversary thereof (the "Exercise Period"). The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least 30 days but not more than 90 days prior to the end of the Exercise Period.

         1B. Exercise Procedure.

         (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                  (a) a completed Exercise Agreement, as described in paragraph 1D below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                  (b) this Warrant;

                  (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in
         Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

                  (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of equity securities of the Company having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interests thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

         (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

         (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

         (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

         (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

         (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

         1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

         1D. Fractional Shares. If a fractional share of Common Stock would, but for the provisions of paragraph 1B, be issuable upon exercise of the rights represented by this Warrant, the

Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

         Section 2. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

         2A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

         2B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity

(if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         2C. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Section 2.

         2D. Notices.

         (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

         (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

         (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         Section 3. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Registered Holder on the Common Stock had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         Section 4. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         Section 5. Definitions. The following terms have meanings set forth below:

         "Common Stock" means the Company's Common Stock, ____ par value, and except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "Convertible Securities" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

         "Loan Agreement" means the loan agreement by and between the Company, as borrower and Cornerstone Equity Inventors IV, L.P., Deutsche Bank, Oak Investment Funds and August Capital, as lenders, dated August 29, 2000.

         "Market Price" means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

         "Obligations" shall have the meaning assigned to such term in the Loan Agreement.

         "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

         "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

         "PNC Loan Agreement" means that Revolving Credit, Equipment Loan and Security Agreement, dated as of February 26, 1999, by and among Company, PNC Bank, National Association (as lender and as agent in such capacity as agent) and the lenders from time to time a party thereto, as same may be amended, modified, restated or supplemented from time to time.

         Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

         Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

         Section 7. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

         Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 10. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally , sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

         Section 11. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing at least 66 2/3% of the shares of Common Stock obtainable upon exercise of the Warrants.

         Section 12. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the Idaho shall govern all issues concerning the relative rights of the Company and its Stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Idaho or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.


                                   * * * * * *

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                                    MCMS, INC.


                                                    By_________________________

                                                    Its________________________

[Corporate Seal]

Attest:


______________________________
Title:  ______________________

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT

To:                                              Dated:

                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                                 Signature ____________________

                                                 Address ______________________


                                                                      EXHIBIT II
EXHIBIT II

                                   ASSIGNMENT

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Names of Assignee                   Address                  No. of Shares





                                                 Signature ____________________

                                                           ____________________

                                                 Witness   ____________________


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